UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2017

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On September 8, 2017, Hurco Companies, Inc. (the “Company”) reported its results of operations for the Company’s third fiscal quarter ended July 31, 2017. The Company’s earnings release for the period is attached as Exhibit 99.1, and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure

The Company’s earnings release issued on September 8, 2017 also announced that, on September 7, 2017, the Company’s Board of Directors approved the payment of a cash dividend of $0.10 per share of the Company’s common stock. A copy of the earnings release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

99.1	Earnings release of Hurco Companies, Inc. dated September 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2017

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland, Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Hurco Companies, Inc. dated September 8, 2017